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                                   APPENDIX I

         Trusts                                   Funds                                  Custodian     Type of Fund
         ------                                   -----                                  ---------     ------------
Columbia Funds Trust I      Columbia High Yield Opportunity Fund                            SSB        Fixed Income
                            Columbia Strategic Income Fund                                  SSB        Fixed Income
                            Columbia Tax-Managed Growth Fund                                SSB        Equity
                            Columbia Tax-Managed Value Fund                                 SSB        Equity
                            Columbia Tax-Managed Growth Fund II                             SSB        Equity
                            Columbia Tax-Managed Aggressive Growth Fund                     SSB        Equity

Columbia Funds Trust II     Columbia Money Market Fund                                      SSB        Money Market
                            Columbia Newport Japan Opportunities Fund                       SSB        Equity
                            Columbia Newport Greater China Fund                             SSB        Equity

Columbia Funds Trust III    Columbia Mid Cap Value Fund                                     SSB        Equity
                            Columbia Liberty Fund                                           SSB        Equity
                            Columbia Federal Securities Fund                                SSB        Fixed Income
                            Columbia Global Equity Fund                                     SSB        Equity
                            Columbia Contrarian Income Fund                                 SSB        Fixed Income
                            *Columbia Intermediate Government Income Fund                   SSB        Fixed Income
                            *Columbia Quality Plus Bond Fund                                SSB        Fixed Income
                            *Columbia Corporate Bond Fund                                   SSB        Fixed Income

Columbia Funds Trust IV     Columbia Tax-Exempt Fund                                        SSB        Fixed Income
                            Columbia Tax-Exempt Insured Fund                                SSB        Fixed Income
                            Columbia Municipal Money Market Fund                            SSB        Money Market
                            Columbia Utilities Fund                                         SSB        Equity

Columbia Funds Trust V      Columbia Massachusetts Tax-Exempt Fund                          SSB        Fixed Income
                            Columbia New York Tax-Exempt Fund                               SSB        Fixed Income
                            Columbia California Tax-Exempt Fund                             SSB        Fixed Income
                            Columbia Connecticut Tax-Exempt Fund                            SSB        Fixed Income
                            *Columbia Intermediate Tax-Exempt Bond Fund                     SSB        Fixed Income
                            *Columbia Massachusetts Intermediate Municipal Bond Fund        SSB        Fixed Income
                            *Columbia Connecticut Intermediate Municipal Bond Fund          SSB        Fixed Income
                            *Columbia New Jersey Intermediate Municipal Bond Fund           SSB        Fixed Income
                            *Columbia New York Intermediate Municipal Bond Fund             SSB        Fixed Income
                            *Columbia Rhode Island Intermediate Municipal Bond Fund         SSB        Fixed Income
                            *Columbia Florida Intermediate Municipal Bond Fund              SSB        Fixed Income
                            *Columbia Pennsylvania Intermediate Municipal Bond Fund         SSB        Fixed Income
                            *Columbia Large Company Index Fund                              SSB        Equity
                            *Columbia U.S. Treasury Index Fund                              SSB        Fixed Income
                            *Columbia Small Company Index Fund                              SSB        Equity

Columbia Funds Trust VI     Columbia Growth & Income Fund                                   SSB        Equity
                            Columbia Small Cap Value Fund                                   SSB        Equity
                            Columbia Newport Asia Pacific Fund                              SSB        Equity

Columbia Funds Trust VII    Columbia Newport Tiger Fund                                     SSB        Equity
                            Columbia Europe Fund                                            SSB        Equity

Columbia Floating Rate                                                                      SSB        Fixed Income
   Advantage Fund

SSB = State Street Bank and Trust Company

                                       B-1